UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-215

Fidelity Hastings Street Trust
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments December 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Series Emerging Markets Debt

Fund

Fidelity Series Emerging Markets Debt Fund
Class F

Annual Report

December 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	5	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Emerging Markets Debt Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2015	Past 1 year	Life of fund A
Fidelity® Series Emerging Markets Debt Fund	1.51%	4.14%
Class F	1.62%	4.26%

A From March 17, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Debt Fund, a class of the fund, on March 17, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the J.P. Morgan Emerging Markets Bond Index Global performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Even against a number of macroeconomic challenges, the emerging-markets (EM) debt asset class, as measured by the J.P. Morgan Emerging Markets Bond Index Global, returned 1.23% for the 12 months ending December 31, 2015. Of the five regions that make up the EM-debt universe, Europe strongly outpaced the benchmark return. This was driven by strength across most Eastern European credits, such as Hungary (+6%) and Poland (+3%), which were viewed as safe havens amid volatile markets. Also driving the outperformance of this region were Russia (+21%) and Ukraine (+42%). None of the other regions outperformed the benchmark, but there were select areas of strength among individual countries. Argentina (+27%) and Venezuela (+17%) both helped to drive the outperformance of the non-investment-grade portion of the benchmark. Turning to laggards, Latin America and Africa underperformed by a wide margin. Brazil (-13%) was the main factor in the former region's underperformance, but several countries here also experienced weakness, including Colombia (-7%), Mexico (-6%) and Chile (-3%). Within Africa, most countries in the sub-Saharan region underperformed. A number of these countries are dependent on resources to fund their budgets and experienced budget difficulties during the past year, including South Africa (-5%).

Comments from Portfolio Manager Jonathan Kelly: For the year, the fund's share classes outpaced the benchmark J.P. Morgan index. Market selection drove results versus the benchmark, especially sizable overweightings in Argentina and, to a lesser extent, Venezuela and Russia. In all three cases, weakness in commodity prices and declines in economic activity led to higher yields and spreads. In addition, the fund's focus on U.S.-dollar-denominated sovereign bonds was particularly additive. Specifically, it helped to hold short-term investments and have heavier-than-benchmark exposure to both Venezuelan sovereign bonds and the country's state oil company Petroleos de Venezuela. Venezuelan bond prices fell in the latter part of 2014 at the inception of the bear market in oil, but the Venezuelan government continued to service debt throughout 2015, leading to the bonds' outperformance the past year. Conversely, performance was held back by weak security selection, especially among corporate bonds and local-currency bonds. Investments in Brazil hurt most. While the country continues to suffer from economic stagnation, a corruption scandal at state-run oil giant Petrobras had wide repercussions, leading Standard & Poor's to downgrade the country's debt to below investment grade in September. Corporate bonds here and in Colombia also detracted, hurt in part by a weaker currency.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During PeriodC July 1, 2015 to December 31, 2015
Series Emerging Markets Debt	.82%
Actual		$ 1,000.00	$ 980.10	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18
Class F	.71%
Actual		$ 1,000.00	$ 980.60	$ 3.54
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Countries as of December 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Argentina	11.4	9.5
Mexico	9.2	10.0
Venezuela	6.6	7.6
Turkey	6.3	6.2
Indonesia	5.8	6.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five Holdings as of December 31, 2015
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Argentine Republic	6.2	4.3
Turkish Republic	5.7	5.9
Russian Federation	5.0	5.2
Petroleos Mexicanos	4.5	4.8
U.S. Treasury Obligations	4.4	2.9
	25.8
Asset Allocation (% of fund's net assets)
As of December 31, 2015	As of June 30, 2015
Corporate Bonds 31.2%	Corporate Bonds 32.3%
Government Obligations 59.3%	Government Obligations 59.2%
Supranational Obligations 0.1%	Supranational Obligations 0.1%
Preferred Securities 1.5%	Preferred Securities 2.2%
Other Investments 0.5%	Other Investments 0.5%
Short-Term Investments and Net Other Assets (Liabilities) 7.4%	Short-Term Investments and Net Other Assets (Liabilities) 5.7%

Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 31.2%
		Principal Amount (d)	Value
Argentina - 2.9%
Aeropuertos Argentina 2000 SA:
10.75% 12/1/20 (f)		$ 3,700,200	$ 3,894,461
10.75% 12/1/20 (Reg. S)		378,000	397,845
Banco de Galicia y Buenos Aires SA 16% 1/1/19 (Reg. S)		1,749,947	1,765,259
Banco Hipotecario SA 9.75% 11/30/20 (f)		1,635,000	1,667,700
Inversiones y Representaciones SA:
8.5% 2/2/17 (Reg. S)		205,000	203,206
11.5% 7/20/20 (Reg. S)		10,000	10,550
Pan American Energy LLC 7.875% 5/7/21 (f)		1,605,000	1,568,888
Transportadora de Gas del Sur SA 9.625% 5/14/20 (f)		7,927,345	8,105,710
YPF SA:
8.5% 7/28/25 (f)		3,110,000	2,962,275
8.75% 4/4/24 (f)		7,395,000	7,173,150
8.875% 12/19/18 (f)		2,185,000	2,209,581
TOTAL ARGENTINA			29,958,625
Azerbaijan - 0.3%
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)		3,525,000	2,977,800
Bailiwick of Jersey - 0.7%
Polyus Gold International Ltd.:
5.625% 4/29/20 (f)		6,475,000	6,199,813
5.625% 4/29/20 (Reg. S)		550,000	526,625
TOTAL BAILIWICK OF JERSEY			6,726,438
Bangladesh - 0.5%
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (f)		5,280,000	5,451,600
Bermuda - 0.1%
Kosmos Energy Ltd. 7.875% 8/1/21 (f)		1,690,000	1,360,450
Brazil - 0.5%
Banco Nacional de Desenvolvimento Economico e Social:
5.5% 7/12/20 (f)		3,455,000	3,204,513
5.75% 9/26/23 (f)		2,715,000	2,340,873
TOTAL BRAZIL			5,545,386
British Virgin Islands - 0.9%
Arcos Dorados Holdings, Inc. 10.25% 7/13/16 (f)	BRL	18,407,000	4,268,796
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
British Virgin Islands - continued
Gold Fields Orogen Holding BVI Ltd.:
4.875% 10/7/20 (f)		$ 6,455,000	$ 4,808,975
4.875% 10/7/20 (Reg. S)		300,000	223,500
TOTAL BRITISH VIRGIN ISLANDS			9,301,271
Canada - 0.5%
Evraz, Inc. NA Canada 7.5% 11/15/19 (f)		2,655,000	2,482,425
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (f)		11,123,000	2,224,600
Sino-Forest Corp. 6.25% 10/21/17 (c)(f)		3,220,000	0
TOTAL CANADA			4,707,025
Cayman Islands - 1.5%
Petrobras International Finance Co. Ltd.:
5.75% 1/20/20		4,600,000	3,611,000
5.875% 3/1/18		6,575,000	5,851,750
6.875% 1/20/40		9,120,000	5,928,000
TOTAL CAYMAN ISLANDS			15,390,750
Chile - 0.1%
Empresa Nacional de Petroleo 4.75% 12/6/21 (f)		615,000	621,124
Georgia - 1.0%
Georgia Bank Joint Stock Co.:
7.75% 7/5/17 (f)		5,015,000	5,175,630
7.75% 7/5/17 (Reg. S)		1,100,000	1,135,233
Georgian Oil & Gas Corp.:
6.875% 5/16/17 (f)		2,435,000	2,453,019
6.875% 5/16/17 (Reg. S)		450,000	453,330
JSC Georgian Railway 7.75% 7/11/22 (f)		1,365,000	1,381,708
TOTAL GEORGIA			10,598,920
Indonesia - 1.6%
PT Pertamina Persero:
4.3% 5/20/23 (f)		1,430,000	1,299,911
4.3% 5/20/23 (Reg S.)		1,000,000	909,029
4.875% 5/3/22 (f)		2,270,000	2,176,537
5.25% 5/23/21 (f)		2,000,000	1,995,936
5.625% 5/20/43 (f)		2,184,000	1,709,292
5.625% 5/20/43 (Reg. S)		900,000	704,379
6% 5/3/42 (f)		3,845,000	3,148,274
6.5% 5/27/41 (f)		4,795,000	4,189,981
TOTAL INDONESIA			16,133,339
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Ireland - 2.3%
EDC Finance Ltd. 4.875% 4/17/20 (f)		$ 5,965,000	$ 5,227,702
Metalloinvest Finance Ltd. 5.625% 4/17/20 (f)		1,645,000	1,581,207
MTS International Funding Ltd. 8.625% 6/22/20 (f)		6,420,000	7,074,840
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (f)		9,025,000	9,226,077
TOTAL IRELAND			23,109,826
Kazakhstan - 0.6%
KazMunaiGaz Finance Sub BV 7% 5/5/20 (f)		1,088,000	1,151,970
Zhaikmunai International BV:
7.125% 11/13/19 (f)		5,825,000	4,528,938
7.125% 11/13/19 (Reg. S)		450,000	349,875
TOTAL KAZAKHSTAN			6,030,783
Korea (South) - 0.1%
Export-Import Bank of Korea 6% 6/4/16 (Reg. S)	INR	104,200,000	1,565,365
Luxembourg - 2.1%
EVRAZ Group SA:
6.5% 4/22/20 (f)		4,360,000	4,085,320
9.5% 4/24/18 (Reg. S)		6,075,000	6,366,600
Millicom International Cellular SA 6.625% 10/15/21 (f)		2,625,000	2,424,844
OJSC Russian Agricultural Bank 7.75% 5/29/18 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (f)		2,255,000	2,365,021
SB Capital SA 5.5% 2/26/24 (f)(h)		4,030,000	3,539,348
TMK Capital SA:
6.75% 4/3/20 (Reg. S)		1,075,000	1,011,844
7.75% 1/27/18		1,520,000	1,509,919
TOTAL LUXEMBOURG			21,302,896
Mexico - 6.7%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	62,900,000	3,459,874
Credito Real S.A.B. de CV 7.5% 3/13/19 (f)		1,600,000	1,584,000
Nacional Financiera SNC 3.375% 11/5/20 (f)		2,410,000	2,386,804
Pemex Project Funding Master Trust:
6.625% 6/15/35		12,055,000	10,774,156
6.625% 6/15/38		285,000	250,800
8.625% 12/1/23 (h)		320,000	370,400
Petroleos Mexicanos:
3.5% 1/30/23		3,355,000	2,927,238
4.875% 1/18/24		2,820,000	2,629,650
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Mexico - continued
Petroleos Mexicanos: - continued
5.5% 1/21/21		$ 2,330,000	$ 2,350,271
5.5% 6/27/44		5,455,000	4,104,015
5.5% 6/27/44 (f)		2,520,000	1,895,897
6.375% 1/23/45		7,855,000	6,648,323
6.5% 6/2/41		12,170,000	10,520,965
6.625% (f)(g)		15,980,000	14,781,500
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		5,485,000	3,729,800
TOTAL MEXICO			68,413,693
Netherlands - 3.0%
GTB Finance BV:
6% 11/8/18 (f)		7,100,000	6,513,611
7.5% 5/19/16 (f)		2,350,000	2,345,300
HSBK BV:
7.25% 5/3/17 (f)		4,080,000	4,195,040
7.25% 5/3/17 (Reg. S)		550,000	565,508
Intergas Finance BV 6.375% 5/14/17 (Reg. S)		405,000	412,468
Metinvest BV:
8.75% 2/14/18 (Reg. S)		1,235,000	525,493
10.5% 11/28/17 (f)		8,205,000	3,651,225
10.5% 11/28/17 (Reg. S)		487,000	216,715
Nord Gold NV 6.375% 5/7/18 (f)		1,680,000	1,689,395
Nostrum Oil & Gas Finance BV 6.375% 2/14/19 (f)		4,295,000	3,344,731
Petrobras Global Finance BV:
2.4605% 1/15/19 (h)		740,000	562,400
3% 1/15/19		4,865,000	3,697,400
VimpelCom Holdings BV:
9% 2/13/18 (f)	RUB	51,790,000	671,674
9% 2/13/18 (Reg S.)	RUB	130,710,000	1,695,201
TOTAL NETHERLANDS			30,086,161
Nigeria - 0.7%
Zenith Bank PLC 6.25% 4/22/19 (f)		7,510,000	6,755,245
Paraguay - 0.3%
BBVA Paraguay SA 9.75% 2/11/16 (f)		3,300,000	3,310,009
Tunisia - 0.2%
Banque Centrale de Tunisie 5.75% 1/30/25 (f)		2,105,000	1,821,814
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Turkey - 0.6%
Export Credit Bank of Turkey 5.875% 4/24/19 (f)		$ 3,000,000	$ 3,098,214
Finansbank A/S 5.5% 5/11/16 (Reg. S)		2,525,000	2,550,452
TOTAL TURKEY			5,648,666
United Kingdom - 0.5%
Afren PLC:
6.625% 12/9/20 (c)(f)		3,634,989	37,077
10.25% 4/8/19 (Reg. S) (c)		4,990,425	50,902
Biz Finance PLC 9.625% 4/27/22 (Reg. S)		1,145,000	1,023,630
Ferrexpo Finance PLC:
10.375% 4/7/19 (f)		5,970,000	3,253,650
10.375% 4/7/19 (f)		900,000	490,500
TOTAL UNITED KINGDOM			4,855,759
United States of America - 0.2%
Southern Copper Corp. 7.5% 7/27/35		2,350,000	2,196,761
Venezuela - 3.3%
Petroleos de Venezuela SA:
5.375% 4/12/27		6,890,000	2,497,625
5.5% 4/12/37		1,725,000	625,313
6% 5/16/24 (f)		4,105,000	1,518,850
6% 11/15/26 (f)		5,270,000	1,936,725
8.5% 11/2/17 (f)		30,623,333	16,306,925
8.5% 11/2/17 (Reg. S)		2,400,000	1,278,000
9% 11/17/21 (Reg. S)		2,515,000	1,007,258
9.75% 5/17/35 (f)		11,925,000	4,948,875
12.75% 2/17/22 (f)		6,585,000	2,963,250
TOTAL VENEZUELA			33,082,821
TOTAL NONCONVERTIBLE BONDS (Cost $381,194,189)			316,952,527
Government Obligations - 59.3%

Argentina - 8.5%
Argentine Republic:
7% 4/17/17		45,920,000	46,453,174
8.28% 12/31/33 (c)		8,363,157	9,617,630
8.75% 6/2/17 (c)		6,560,000	7,494,800
Buenos Aires Province:
9.375% 9/14/18 (f)		2,610,000	2,662,200
Government Obligations - continued
		Principal Amount (d)	Value
Argentina - continued
Buenos Aires Province: - continued
9.95% 6/9/21		$ 1,425,000	$ 1,455,281
10.875% 1/26/21 (f)		100,000	105,500
10.875% 1/26/21 (Reg. S)		9,160,000	9,663,800
City of Buenos Aires:
8.95% 2/19/21 (f)		2,125,000	2,241,875
9.95% 3/1/17 (f)		1,490,000	1,544,013
Provincia de Cordoba 12.375% 8/17/17 (f)		5,240,000	5,423,400
TOTAL ARGENTINA			86,661,673
Armenia - 0.7%
Republic of Armenia:
6% 9/30/20 (f)		5,121,000	4,965,475
7.15% 3/26/25 (f)		2,675,000	2,584,344
TOTAL ARMENIA			7,549,819
Azerbaijan - 0.1%
Azerbaijan Republic 4.75% 3/18/24 (f)		1,300,000	1,212,614
Belarus - 1.1%
Belarus Republic 8.95% 1/26/18		10,510,000	10,744,163
Brazil - 3.8%
Brazilian Federative Republic:
4.25% 1/7/25		8,970,000	7,220,850
5.625% 1/7/41		12,470,000	9,040,750
7.125% 1/20/37		10,765,000	9,284,813
8.25% 1/20/34		13,980,000	13,455,750
TOTAL BRAZIL			39,002,163
Colombia - 2.0%
Colombian Republic:
4.375% 3/21/23	COP	18,027,000,000	4,736,027
5% 6/15/45		2,250,000	1,878,750
5.625% 2/26/44		2,375,000	2,167,188
6.125% 1/18/41		1,520,000	1,466,800
7.375% 9/18/37		2,275,000	2,508,188
10.375% 1/28/33		5,384,000	7,591,440
TOTAL COLOMBIA			20,348,393
Congo - 0.9%
Congo Republic 4% 6/30/29 (e)		11,086,785	8,703,126
Government Obligations - continued
		Principal Amount (d)	Value
Costa Rica - 0.6%
Costa Rican Republic:
4.25% 1/26/23 (f)		$ 550,000	$ 481,250
5.625% 4/30/43 (f)		730,000	520,125
7% 4/4/44 (f)		3,840,000	3,201,600
7.158% 3/12/45 (f)		2,500,000	2,093,750
TOTAL COSTA RICA			6,296,725
Croatia - 1.1%
Croatia Republic:
5.5% 4/4/23 (f)		3,115,000	3,162,348
6% 1/26/24 (f)		1,150,000	1,197,990
6.375% 3/24/21 (f)		2,620,000	2,782,440
6.625% 7/14/20 (f)		1,760,000	1,885,928
6.75% 11/5/19 (f)		2,300,000	2,463,875
TOTAL CROATIA			11,492,581
Dominican Republic - 2.1%
Dominican Republic:
1.4674% 8/30/24 (h)		7,495,000	7,335,731
5.5% 1/27/25 (f)		2,440,000	2,348,500
6.85% 1/27/45 (f)		3,520,000	3,317,600
7.45% 4/30/44 (f)		4,385,000	4,417,888
7.5% 5/6/21 (f)		3,335,000	3,576,788
TOTAL DOMINICAN REPUBLIC			20,996,507
El Salvador - 0.1%
El Salvador Republic:
7.625% 2/1/41 (f)		575,000	481,563
7.65% 6/15/35 (Reg. S)		575,000	490,188
TOTAL EL SALVADOR			971,751
Georgia - 0.1%
Georgia Republic 6.875% 4/12/21 (f)		1,475,000	1,524,560
Hungary - 1.0%
Hungarian Republic:
5.375% 3/25/24		1,704,000	1,865,880
5.75% 11/22/23		2,793,000	3,125,088
7.625% 3/29/41		3,728,000	5,044,431
TOTAL HUNGARY			10,035,399
Government Obligations - continued
		Principal Amount (d)	Value
Indonesia - 3.7%
Indonesian Republic:
3.375% 4/15/23 (f)		$ 1,615,000	$ 1,500,726
4.75% 1/8/26 (f)		1,625,000	1,604,951
4.875% 5/5/21 (f)		2,365,000	2,449,710
5.25% 1/17/42 (f)		3,195,000	2,885,104
5.375% 10/17/23		1,450,000	1,507,548
5.95% 1/8/46 (f)		1,590,000	1,565,477
6.625% 2/17/37 (f)		3,675,000	3,850,614
6.75% 1/15/44 (f)		3,645,000	3,906,733
7.75% 1/17/38 (f)		7,920,000	9,265,109
8.5% 10/12/35 (Reg. S)		7,645,000	9,508,438
TOTAL INDONESIA			38,044,410
Iraq - 0.8%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		11,610,000	7,813,994
Ivory Coast - 0.9%
Ivory Coast 5.75% 12/31/32		10,015,000	8,902,734
Kazakhstan - 0.4%
Kazakhstan Republic:
5.125% 7/21/25 (f)		2,340,000	2,306,117
6.5% 7/21/45 (f)		1,650,000	1,622,016
TOTAL KAZAKHSTAN			3,928,133
Lebanon - 1.0%
Lebanese Republic:
4% 12/31/17		4,491,000	4,430,372
5.45% 11/28/19		2,760,000	2,710,541
6.375% 3/9/20		2,570,000	2,588,992
TOTAL LEBANON			9,729,905
Mexico - 2.5%
United Mexican States:
4% 10/2/23		3,068,000	3,107,884
4.6% 1/23/46		1,820,000	1,610,700
4.75% 3/8/44		5,603,000	5,104,333
5.55% 1/21/45		1,640,000	1,681,000
6.05% 1/11/40		6,911,000	7,567,545
6.5% 6/10/21	MXN	46,850,000	2,812,234
6.75% 9/27/34		3,325,000	3,990,000
TOTAL MEXICO			25,873,696
Government Obligations - continued
		Principal Amount (d)	Value
Netherlands - 0.4%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		$ 3,820,313	$ 3,677,815
Nigeria - 0.3%
Central Bank of Nigeria warrants 11/15/20 (a)(i)		3,750	181,000
Republic of Nigeria 5.125% 7/12/18 (f)		3,270,000	3,114,675
TOTAL NIGERIA			3,295,675
Pakistan - 1.4%
Islamic Republic of Pakistan:
7.125% 3/31/16 (f)		4,881,000	4,887,404
7.125% 3/31/16 (Reg. S)		100,000	100,131
7.25% 4/15/19 (f)		6,165,000	6,278,966
8.25% 4/15/24 (f)		1,150,000	1,179,212
8.25% 9/30/25 (f)		1,625,000	1,651,257
TOTAL PAKISTAN			14,096,970
Panama - 0.4%
Panamanian Republic:
6.7% 1/26/36		1,120,000	1,330,000
8.875% 9/30/27		640,000	884,800
9.375% 4/1/29		1,045,000	1,504,800
TOTAL PANAMA			3,719,600
Peru - 0.6%
Peruvian Republic:
4% 3/7/27 (e)		3,350,000	3,350,000
8.75% 11/21/33		1,705,000	2,404,050
TOTAL PERU			5,754,050
Philippines - 0.8%
Philippine Republic:
7.75% 1/14/31		3,020,000	4,243,009
9.5% 2/2/30		2,520,000	3,968,887
TOTAL PHILIPPINES			8,211,896
Romania - 0.5%
Romanian Republic:
4.375% 8/22/23 (f)		2,668,000	2,777,255
6.125% 1/22/44 (f)		1,738,000	2,033,460
TOTAL ROMANIA			4,810,715
Government Obligations - continued
		Principal Amount (d)	Value
Russia - 5.0%
Russian Federation:
4.875% 9/16/23 (f)		$ 5,875,000	$ 5,969,000
5% 4/29/20 (f)		3,225,000	3,328,200
5.625% 4/4/42 (f)		4,000,000	3,784,000
5.875% 9/16/43 (f)		6,000,000	5,836,200
7.5% 3/31/30 (Reg. S)		6,404,877	7,475,775
12.75% 6/24/28 (Reg. S)		15,355,000	24,271,034
TOTAL RUSSIA			50,664,209
Serbia - 0.9%
Republic of Serbia:
5.875% 12/3/18 (f)		990,000	1,041,480
6.75% 11/1/24 (f)		5,224,583	5,316,013
7.25% 9/28/21 (f)		2,200,000	2,486,994
TOTAL SERBIA			8,844,487
Sri Lanka - 0.8%
Democratic Socialist Republic of Sri Lanka:
5.125% 4/11/19 (f)		1,050,000	997,186
5.875% 7/25/22 (f)		1,145,000	1,044,862
6% 1/14/19 (f)		795,000	778,947
6.25% 10/4/20 (f)		3,600,000	3,470,386
6.25% 7/27/21 (f)		1,620,000	1,540,217
TOTAL SRI LANKA			7,831,598
Tanzania - 0.1%
United Republic of Tanzania 6.5375% 3/9/20 (h)		990,000	933,075
Turkey - 5.7%
Turkish Republic:
3.25% 3/23/23		1,250,000	1,145,070
4.875% 4/16/43		1,675,000	1,474,000
5.125% 3/25/22		2,815,000	2,888,894
5.625% 3/30/21		3,535,000	3,737,923
6.25% 9/26/22		3,125,000	3,392,500
6.75% 5/30/40		3,965,000	4,407,002
6.875% 3/17/36		8,220,000	9,205,414
7% 3/11/19		1,345,000	1,471,107
7.25% 3/5/38		5,545,000	6,495,568
7.375% 2/5/25		7,450,000	8,698,620
7.5% 11/7/19		6,105,000	6,845,353
Government Obligations - continued
		Principal Amount (d)	Value
Turkey - continued
Turkish Republic: - continued
8% 2/14/34		$ 2,475,000	$ 3,093,503
11.875% 1/15/30		2,895,000	4,744,268
TOTAL TURKEY			57,599,222
Ukraine - 1.4%
Ukraine Government:
0% 5/31/40 (f)(h)		3,326,000	1,313,770
7.75% 9/1/19 (f)		307,000	284,153
7.75% 9/1/20 (f)		1,779,000	1,636,680
7.75% 9/1/21 (f)		1,637,000	1,487,313
7.75% 9/1/22 (f)		1,637,000	1,482,762
7.75% 9/1/23 (f)		1,637,000	1,457,257
7.75% 9/1/24 (f)		1,637,000	1,448,598
7.75% 9/1/25 (f)		1,637,000	1,439,872
7.75% 9/1/26 (f)		1,637,000	1,424,386
7.75% 9/1/27 (f)		2,187,000	1,902,690
TOTAL UKRAINE			13,877,481
United States of America - 4.4%
U.S. Treasury Bonds 2.5% 2/15/45		12,395,000	11,098,409
U.S. Treasury Notes 1.375% 4/30/20		34,395,000	33,957,255
TOTAL UNITED STATES OF AMERICA			45,055,664
Uruguay - 0.4%
Uruguay Republic 7.875% 1/15/33 pay-in-kind		3,530,000	4,394,850
Venezuela - 3.3%
Venezuelan Republic:
oil recovery rights 4/15/20 (i)		57,010	370,565
5.75% 2/26/16 (Reg S.)		18,675,000	16,760,813
9% 5/7/23 (Reg. S)		4,005,000	1,591,988
9.25% 9/15/27		2,510,000	1,029,100
9.25% 5/7/28 (Reg. S)		3,420,000	1,333,800
11.75% 10/21/26 (Reg. S)		4,475,000	1,991,375
11.95% 8/5/31 (Reg. S)		15,365,000	6,799,013
12.75% 8/23/22		6,700,000	2,998,250
13.625% 8/15/18		968,000	581,284
TOTAL VENEZUELA			33,456,188
Vietnam - 1.5%
Vietnamese Socialist Republic:
1.3725% 3/12/16 (h)		381,825	377,530
Government Obligations - continued
		Principal Amount (d)	Value
Vietnam - continued
Vietnamese Socialist Republic: - continued
4% 3/12/28 (e)		$ 10,552,500	$ 10,288,687
4.8% 11/19/24 (f)		1,580,000	1,517,400
6.75% 1/29/20 (f)		2,890,000	3,167,267
TOTAL VIETNAM			15,350,884
TOTAL GOVERNMENT OBLIGATIONS (Cost $631,852,032)			601,406,725
Supranational Obligations - 0.1%

European Bank for Reconstruction & Development 6% 3/3/16 (Cost $1,178,763)	INR	75,500,000	1,139,573
Sovereign Loan Participations - 0.5%

Indonesia - 0.5%
Indonesian Republic loan participation:
Goldman Sachs 1.4375% 12/14/19 (h)		2,870,556	2,813,144
Mizuho 1.4375% 12/14/19 (h)		2,318,441	2,272,072
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $5,043,803)			5,085,216
Preferred Securities - 1.5%

Brazil - 0.4%
Cosan Overseas Ltd. 8.25% (g)		4,240,000	3,435,622
British Virgin Islands - 0.1%
Magnesita Finance Ltd.:
8.625% (f)(g)		1,895,000	1,062,384
8.625% (Reg. S) (g)		300,000	168,188
TOTAL BRITISH VIRGIN ISLANDS			1,230,572
Cayman Islands - 1.0%
Banco Do Brasil SA 9% (f)(g)(h)		2,715,000	1,787,672
CSN Islands XII Corp. 7% (Reg. S) (g)		5,415,000	1,850,472
Preferred Securities - continued
		Principal Amount (d)	Value
Cayman Islands - continued
Odebrecht Finance Ltd.:
7.5% (f)(g)		$ 12,010,000	$ 6,424,856
7.5% (Reg. S) (g)		300,000	160,488
TOTAL CAYMAN ISLANDS			10,223,488
TOTAL PREFERRED SECURITIES (Cost $24,872,279)			14,889,682
Money Market Funds - 6.5%
	Shares
Fidelity Cash Central Fund, 0.33% (b) (Cost $66,291,145)	66,291,145	66,291,145
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $1,110,432,211)		1,005,764,868
NET OTHER ASSETS (LIABILITIES) - 0.9%		8,974,758
NET ASSETS - 100%		$ 1,014,739,626
Currency Abbreviations
BRL	-	Brazilian real
COP	-	Colombian peso
INR	-	Indian rupee
MXN	-	Mexican peso
RUB	-	Russian ruble
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $385,285,757 or 38.0% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Quantity represents share amount.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 82,289
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 316,952,527	$ -	$ 316,952,527	$ -
Government Obligations	601,406,725	-	597,686,160	3,720,565
Supranational Obligations	1,139,573	-	1,139,573	-
Sovereign Loan Participations	5,085,216	-	-	5,085,216
Preferred Securities	14,889,682	-	14,889,682	-
Money Market Funds	66,291,145	66,291,145	-	-
Total Investments in Securities:	$ 1,005,764,868	$ 66,291,145	$ 930,667,942	$ 8,805,781
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Government Obligations:
Beginning Balance	$ 15,755,953
Net Realized Gain (Loss) on Investment Securities	(43,369)
Net Unrealized Gain (Loss) on Investment Securities	(95,962)
Cost of Purchases	-
Proceeds of Sales	(2,862,697)
Amortization/Accretion	31,823
Transfers into Level 3	-
Transfers out of Level 3	(9,065,183)
Ending Balance	$ 3,720,565
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ (145,779)
Other Investments in Securities:
Beginning Balance	$ 7,510,538
Net Realized Gain (Loss) on Investment Securities	26,073
Net Unrealized Gain (Loss) on Investment Securities	27,901
Cost of Purchases	-
Proceeds of Sales	(891,859)
Amortization/Accretion	39,874
Transfers into Level 3	-
Transfers out of Level 3	(1,627,311)
Ending Balance	$ 5,085,216
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 27,901

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	4.4%
AAA,AA,A	3.8%
BBB	26.8%
BB	21.5%
B	10.6%
CCC,CC,C	14.6%
D	0.0%
Not Rated	10.9%
Equities	0.0%
Short-Term Investments and Net	7.4%
Other Assets	100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,044,141,066)	$ 939,473,723
Fidelity Central Funds (cost $66,291,145)	66,291,145
Total Investments (cost $1,110,432,211)		$ 1,005,764,868
Cash		611,533
Receivable for investments sold		2,231,625
Receivable for fund shares sold		4,515
Interest receivable		18,490,407
Distributions receivable from Fidelity Central Funds		14,361
Prepaid expenses		2,200
Total assets		1,027,119,509
Liabilities
Payable for investments purchased	$ 1,011,740
Payable for fund shares redeemed	10,657,812
Accrued management fee	564,255
Other affiliated payables	83,841
Other payables and accrued expenses	62,235
Total liabilities		12,379,883
Net Assets		$ 1,014,739,626
Net Assets consist of:
Paid in capital		$1,119,804,431
Undistributed net investment income		13,412,099
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,775,220)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(104,701,684)
Net Assets		$ 1,014,739,626

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2015
Series Emerging Markets Debt:
Net Asset Value, offering price and redemption price per share ($481,039,503 divided by 52,504,440 shares)	$ 9.16

Class F:
Net Asset Value, offering price and redemption price per share ($533,700,123 divided by 58,250,028 shares)	$ 9.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2015
Investment Income
Dividends		$ 2,452,983
Interest		84,565,158
Income from Fidelity Central Funds		82,289
Income before foreign taxes withheld		87,100,430
Less foreign taxes withheld		(33,891)
Total income		87,066,539
Expenses
Management fee	$ 7,085,320
Transfer agent fees	549,572
Accounting fees and expenses	496,773
Custodian fees and expenses	45,184
Independent trustees' compensation	4,606
Audit	67,951
Legal	2,616
Miscellaneous	7,771
Total expenses before reductions	8,259,793
Expense reductions	(5,034)	8,254,759
Net investment income (loss)		78,811,780
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,899,314)
Foreign currency transactions	(171,362)
Total net realized gain (loss)		(17,070,676)
Change in net unrealized appreciation (depreciation) on: Investment securities	(43,912,210)
Assets and liabilities in foreign currencies	55,487
Total change in net unrealized appreciation (depreciation)		(43,856,723)
Net gain (loss)		(60,927,399)
Net increase (decrease) in net assets resulting from operations		$ 17,884,381

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 78,811,780	$ 73,777,580
Net realized gain (loss)	(17,070,676)	(2,152,625)
Change in net unrealized appreciation (depreciation)	(43,856,723)	(46,846,582)
Net increase (decrease) in net assets resulting from operations	17,884,381	24,778,373
Distributions to shareholders from net investment income	(67,990,662)	(65,191,750)
Distributions to shareholders from net realized gain	-	(8,835,661)
Total distributions	(67,990,662)	(74,027,411)
Share transactions - net increase (decrease)	(25,587,513)	(7,761,450)
Total increase (decrease) in net assets	(75,693,794)	(57,010,488)
Net Assets
Beginning of period	1,090,433,420	1,147,443,908
End of period (including undistributed net investment income of $13,412,099 and undistributed net investment income of $8,872,198, respectively)	$ 1,014,739,626	$ 1,090,433,420

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series Emerging Markets Debt Fund

Years ended December 31,	2015	2014	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.61	$ 10.05	$ 11.15	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.698	.646	.603	.627	.420
Net realized and unrealized gain (loss)	(.546)	(.438)	(1.068)	1.218	(.127)
Total from investment operations	.152	.208	(.465)	1.845	.293
Distributions from net investment income	(.602)	(.570)	(.550)	(.565)	(.365)
Distributions from net realized gain	-	(.078)	(.085)	(.050)	(.008)
Total distributions	(.602)	(.648)	(.635)	(.615)	(.373)
Net asset value, end of period	$ 9.16	$ 9.61	$ 10.05	$ 11.15	$ 9.92
Total ReturnB, C	1.51%	1.87%	(4.22)%	19.09%	2.97%
Ratios to Average Net AssetsE, H
Expenses before reductions	.82%	.83%	.84%	.85%	.90%A
Expenses net of fee waivers, if any	.82%	.83%	.84%	.85%	.90%A
Expenses net of all reductions	.82%	.83%	.84%	.85%	.90%A
Net investment income (loss)	7.29%	6.30%	5.73%	5.95%	5.37%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 481,040	$ 531,358	$ 581,496	$ 675,329	$ 567,740
Portfolio turnover rateF	41%	40%	36%	41%	45%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 17, 2011 (commencement of operations) to December 31, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series Emerging Markets Debt Fund Class F

Years ended December 31,	2015	2014	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.61	$ 10.05	$ 11.15	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.708	.657	.613	.641	.430
Net realized and unrealized gain (loss)	(.546)	(.438)	(1.066)	1.217	(.126)
Total from investment operations	.162	.219	(.453)	1.858	.304
Distributions from net investment income	(.612)	(.581)	(.562)	(.578)	(.376)
Distributions from net realized gain	-	(.078)	(.085)	(.050)	(.008)
Total distributions	(.612)	(.659)	(.647)	(.628)	(.384)
Net asset value, end of period	$ 9.16	$ 9.61	$ 10.05	$ 11.15	$ 9.92
Total ReturnB, C	1.62%	1.98%	(4.11)%	19.24%	3.08%
Ratios to Average Net AssetsE, H
Expenses before reductions	.72%	.72%	.72%	.73%	.76%A
Expenses net of fee waivers, if any	.72%	.72%	.72%	.73%	.76%A
Expenses net of all reductions	.72%	.72%	.72%	.73%	.76%A
Net investment income (loss)	7.39%	6.41%	5.84%	6.07%	5.51%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 533,700	$ 559,075	$ 565,948	$ 489,376	$ 253,475
Portfolio turnover rateF	41%	40%	36%	41%	45%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 17, 2011 (commencement of operations) to December 31, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity Series Emerging Markets Debt Fund (the Fund) is a non-diversified fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Emerging Debt and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities, supranational obligations, U.S. government and government agency obligations and sovereign loan participations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 27,044,911
Gross unrealized depreciation	(119,401,836)
Net unrealized appreciation (depreciation) on securities	$ (92,356,925)
Tax Cost	$ 1,098,121,793

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 372,880
Capital loss carryforward	$ (13,046,201)
Net unrealized appreciation (depreciation) on securities and other investments	$ (92,391,266)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (2,579,197)
Long-term	(10,467,004)
Total no expiration	(13,046,201)
Total capital loss carryforward	$ (13,046,201)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$ 67,990,662	$ 72,894,634
Long-term Capital Gains	-	1,132,777
Total	$ 67,990,662	$ 74,027,411

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $350,227,966 and $397,474,219, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Emerging Markets Debt. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Emerging Markets Debt	$ 549,572.11

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,488.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,581 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $674.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,360.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Series Emerging Markets Debt	$ 32,426,702	$ 31,978,718
Class F	35,563,960	33,213,032
Total	$ 67,990,662	$ 65,191,750
From net realized gain
Series Emerging Markets Debt	$ -	$ 4,286,876
Class F	-	4,548,785
Total	$ -	$ 8,835,661

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Series Emerging Markets Debt
Shares sold	3,007,040	3,369,883	$ 28,794,506	$ 34,627,084
Reinvestment of distributions	3,401,498	3,548,450	32,426,064	36,243,420
Shares redeemed	(9,174,656)	(9,527,155)	(87,420,257)	(97,655,824)
Net increase (decrease)	(2,766,118)	(2,608,822)	$ (26,199,687)	$ (26,785,320)
Class F
Shares sold	6,127,818	7,095,003	$ 58,484,358	$ 73,002,552
Reinvestment of distributions	3,731,285	3,695,780	35,563,649	37,743,366
Shares redeemed	(9,762,426)	(8,969,168)	(93,435,833)	(91,722,048)
Net increase (decrease)	96,677	1,821,615	$ 612,174	$ 19,023,870

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the total outstanding shares of the Fund.

Annual Report

Notes to Financial Statements - continued

11. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Series Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Debt Fund (a fund of Fidelity Hastings Street Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Emerging Markets Debt Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Emerging Markets Debt Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015) Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008, 2010, or 2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)
Year of Election or Appointment: 2016 Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviserfirm), Fidelity Management & Research (Hong Kong) (investmentadviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Debt Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Emerging Markets Debt Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Emerging Markets Debt Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SED-ANN-0216
1.924250.104

Item 2. Code of Ethics

As of the end of the period, December 31, 2015, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Series Emerging Markets Debt Fund (the "Fund"):

Services Billed by PwC

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Emerging Markets Debt Fund	$63,000	$-	$3,300	$2,000

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Emerging Markets Debt Fund	$60,000	$-	$3,400	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$5,290,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2015 A	December 31, 2014 A
PwC	$5,650,000	$8,105,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2016